UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2024

BRIACELL THERAPEUTICS CORP.

(Exact name of registrant as specified in its charter)

British Columbia	47-1099599
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 300 - 235 15th Street West Vancouver, BC V7T 2X1	V7T 2X1
(Address of principal executive offices)	(Zip Code)

(604) 921-1810

(Registrant’s telephone number, including area code)

Commission File No. 001-40101

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	BCTX	The Nasdaq Stock Market LLC
Warrants to purchase common shares, no par value	BCTXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 14, 2024, BriaCell Therapeutics Corp. (the “Company”) entered into securities purchase agreements (the “Purchase Agreements”) with certain investors (collectively the “Purchasers”). The Purchase Agreements relate to the sale and issuance (such sale and issuance, the “Offering”) by the Company of an aggregate of (i) 2,302,935 common shares, no par value per share (the “Shares”), (ii) pre-funded warrants (the “Pre-funded Warrants) to purchase up to 100,000 common shares and (iii) warrants to purchase up to 2,402,935 common shares (the “Common Warrants”, and together with the Pre-funded Warrants, the “Warrants”). 1,400,000 of the Shares, together with Common Warrants to purchase up to 1,400,000 common shares, were sold at a combined purchase price of $2.00 per Share and accompanying Common Warrant. Pre-funded Warrants to purchase up to 100,000 common shares, together with Common Warrants to purchase up to 100,000 common shares, were sold at a combined purchase price of $1.9999 per Pre-funded Warrant and accompanying Common Warrant. 902,935 of the Shares, together with Common Warrants to purchase up to 902,935 common shares, were sold at a combined purchase price of $2.215 per Share and accompanying Common Warrant to a director of the Company.

The Pre-funded Warrants are immediately exercisable and shall expire when exercised in full, at an exercise price of $0.0001 per share. The Common Warrants will be exercisable six months from the date of issuance at an exercise price of $2.11 per share and will expire on the five year anniversary of the initial exercise date.

The Offering closed on May 17, 2024. The Offering resulted in gross proceeds to the Company of $5,000,000, before deducting placement agent fees and expenses. The Company intends to use the net proceeds from the Offering primarily for funding working capital and general corporate purposes including, but not limited to, research and development studies, including the Phase 3 pivotal study in advanced breast cancer, and the patent and legal costs associated therewith, and the potential repurchase of certain of its issued shares and warrants.

The Purchase Agreements contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties, and termination provisions. In the Purchase Agreements, the Company has agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of, any shares of common stock or any securities convertible into or exercisable or exchangeable for shares of common stock or file any registration statement or prospectus, or any amendment or supplement thereto for 90 days after the closing date of the Offering, subject to certain exceptions. In addition, the Company has agreed not to effect or enter into an agreement to effect any issuance of common stock or any securities convertible into or exercisable or exchangeable for shares of common stock involving a variable rate transaction (as defined in the Purchase Agreements) until 120 days after the closing date of the Offering, subject to certain exceptions. Additionally, each of the directors and officers of the Company, pursuant to lock-up agreements, agreed not to sell or transfer any of the Company securities which they hold, subject to certain exceptions, during the 90-day period following the closing of the Offering.

Placement Agency Agreement

In connection with the Offering, on May 14, 2024, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with A.G.P./Alliance Global Partners (the “Placement Agent”). Pursuant to the terms of the Placement Agency Agreement, the Company agreed to pay the Placement Agent a cash fee equal to 7.0% of the gross proceeds of the Offering and to reimburse the Placement Agent for certain of its expenses in an aggregate amount up to $135,000. For certain identified investors, the Company will pay the Placement Agent a reduced fee of 3.5% of the gross proceeds received from such investors. In addition, the Placement Agent was issued warrants (the “Placement Agent Warrants”) to purchase 50,000 common shares at an exercise price of $2.321 per share. The Placement Agent Warrants are exercisable immediately upon issuance and will expire five years from the commencement of the sales pursuant to the Offering.

The Placement Agency Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties, and termination provisions.

The Shares and Warrants were offered by the Company pursuant to the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-276650) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act on January 22, 2024 and declared effective by the Commission on January 31, 2024, including the prospectus supplement filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act dated May 14, 2024 to the prospectus contained in the Registration Statement dated January 22, 2024.

The forgoing descriptions of the form of the Purchase Agreements, Placement Agency Agreement, form of Pre-funded Warrant, form of Common Warrant, and form of Placement Agent warrant, do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Purchase Agreements, Placement Agency Agreement, form of Pre-funded Warrant, form of Common Warrant, and form of Placement Agent Warrant which are filed as Exhibits 10.1, 10.2, 4.2, 4.1 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The Canadian legal opinion, including the related consent, of Bennett Jones LLP relating to the issuance and sale of the Shares, Pre-funded Warrants, Common Warrants and Placement Agent Warrants is filed as Exhibit 5.1 hereto. Further, the U.S. legal opinion, including the related consent, of Sichenzia Ross Ference Carmel LLP regarding the enforceability of the Common Warrants, Pre-funded Warrants and Placement Agent Warrants is filed as Exhibit 5.2 hereto.

Item8.01 Other Items.

On May 15, 2024, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial statements and Exhibits.

EXHIBIT INDEX

Exhibit No.
4.1	Form of Warrant

4.2	Form of Pre-funded Warrant

4.3	Form of Placement Agent Warrant

5.1	Opinion of Bennett Jones LLP

5.2	Opinion of Sichenzia Ross Ference Carmel LLP

10.1	Form of Securities Purchase Agreement

10.2	Placement Agency Agreement, dated May 14, 2024, by and between the Company and A.G.P./Alliance Global Partners

23.1	Consent of Bennett Jones LLP (contained in Exhibit 5.1)

23.2	Consent of Sichenzia Ross Ference Carmel LLP (contained in Exhibit 5.2)

99.1	Press Release dated May 15, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIACELL THERAPEUTICS CORP.

/s/ William V. Williams
May 17, 2024	William V. Williams
President and Chief Executive Officer